Earnings Per Share	12 Months Ended
Dec. 29, 2013
Earnings Per Share [Abstract]
EARNINGS PER SHARE
Earnings Per Share
The following is a reconciliation of basic net earnings per share to diluted net earnings per share for the fiscal years ended December 29, 2013, December 30, 2012 and January 1, 2012:

(In Millions Except Per Share Amounts)	2013	2012	2011
Basic net earnings per share attributable to Johnson & Johnson	$4.92	3.94	3.54
Average shares outstanding — basic	2,809.2	2,753.3	2,736.0
Potential shares exercisable under stock option plans	148.5	164.6	158.3
Less: shares repurchased under treasury stock method	(103.3)	(128.2)	(122.6)
Convertible debt shares	3.0	3.6	3.6
Accelerated share repurchase program	19.6	19.3	—
Adjusted average shares outstanding — diluted	2,877.0	2,812.6	2,775.3
Diluted net earnings per share attributable to Johnson & Johnson	$4.81	3.86	3.49

The diluted net earnings per share calculation included the dilutive effect of convertible debt that is offset by the related reduction in interest expense of $4 million after-tax for years 2013, 2012 and 2011.
The diluted earnings per share calculation for 2013 included all shares related to stock options, as the exercise price of all options was less than the average market value of the Company's stock. Diluted net earnings per share for 2012 and 2011 excluded 0.2 million and 50.7 million shares, respectively, related to stock options, as the exercise price of these options was greater than their average market value, which would result in an anti-dilutive effect on diluted earnings per share.
The diluted earnings per share calculation for the fiscal years ended December 29, 2013 and December 30, 2012 included the dilutive effect of 19.6 million shares and 19.3 million shares, respectively, related to the accelerated share repurchase program, associated with the acquisition of Synthes, Inc. See Note 20 to the Consolidated Financial Statements for additional details.